UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

PRIMUS GUARANTY, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32307	98-0402357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House

2 Church Street

Hamilton HM 11, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 30, 2011, Primus Guaranty, Ltd. (the “Registrant”) issued a press release with respect to the credit default swap protection that its subsidiary, Primus Financial Products, LLC, had sold on The PMI Group, Inc., which was the subject of a credit event announced on November 28, 2011 by International Swaps and Derivatives Association Americas Determinations Committee. The foregoing description is qualified in its entirety by reference to the Press Release dated November 30, 2011, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. The exhibit shall not be deemed to be “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing by the Registrant under the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 30, 2011 issued by the Registrant.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By:	/S/ Vincent B. Tritto
Vincent B. Tritto General Counsel (Duly Authorized Officer)

Date: December 5, 2011

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated November 30, 2011 issued by the Registrant.

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